UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/15/2007

WIND RIVER SYSTEMS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21342

DE	94-2873391
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

500 Wind River Way, Alameda, CA 94501
(Address of principal executive offices, including zip code)

510-749-2769
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)        Compensatory Arrangements of Certain Officers.

On February 12, 2007, the Compensation Committee of the Board of Directors of Wind River Systems, Inc. (the "Company") approved an increase in certain compensation payable to John Bruggeman, the Company's Chief Marketing Officer (a named executive officer). Effective as of February 1, 2007, Mr. Bruggeman's annual base salary will be increased to $300,000 and his target bonus opportunity for fiscal year 2008 will remain at 50% of his annual base salary.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIND RIVER SYSTEMS INC

Date: February 15, 2007	By:	/s/ Jane E. Bone
Jane E. Bone
Chief Accounting Officer